Subsequent Events	3 Months Ended
Mar. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
16.	SUBSEQUENT EVENTS
Financing Transactions
In April 2022, the Company borrowed an additional $0.7 million from Bremer to finance the construction of our North Dakota facility.
In April 2022, the Company borrowed a second tranche from Mass Mutual Barings of $39.6 million to purchase blockchain equipment.
In April 2022, the Company borrowed from $75.0 million on a bridge loan from B. Riley Financial, Inc. maturing in December 2022. The loan bears interest at a rate of 7.0%.
In April 2022, the Company borrowed $11.0 million from Liberty Commercial Finance for the purchase of blockchain equipment. The loan bears interest at 10.6% with a term of 24 months.
Leases
In May 2022, the Company added $0.8 million to their existing lease agreements for the purchase of equipment. The loan bears interest at 7.7% with a term of 36 months.
Separation Agreement with Former Chief Financial Officer
On April 5, 2022, Core Scientific, Inc. the Company issued a press release announcing that Michael Trzupek, Executive Vice President and Chief Financial Officer of the Company, notified the Board of Directors of the Company of his decision to resign from his position on April 4, 2022, effective immediately.
On April 19, 2022, the Company and Mr. Trzupek reached an agreement regarding Mr. Trzupek’s separation from the Company (the “Separation Agreement”), effective May 6, 2022 (the “Separation Date”). As previously announced, Denise Sterling, the former Senior Vice President of Finance of the Company, assumed the role of Chief Financial Officer on April 5, 2022.
Pursuant to the Separation Agreement, in exchange for certain releases of claims, Mr. Trzupek’s agreement to transition his responsibilities and duties to other Company personnel, and certain additional covenants related to cooperation and competitive activity, the Company will provide cash severance benefits to Mr. Trzupek of $75,000, representing three months of base salary, to be paid in a single lump sum less any required taxes and other withholding amounts. He will also be entitled to any accrued but unpaid compensation for the period prior to the Separation Date. In addition, Mr. Trzupek will be deemed to have time vested in 1,200,000 of his outstanding restricted stock units, which will remain subject to certain transaction vesting terms, as detailed in the award agreements assumed by Power & Digital Infrastructure Acquisition Corp (“XPDI”) pursuant to Section 3.01(a)(iv) of the Agreement and Plan of Merger by and among XPDI et al and the Company, dated as of July 20, 2021, and he will be entitled to receive an additional 200,000 time-vested restricted stock units. The Separation Agreement contains mutual releases, subject to customary exceptions, and mutual covenants not to compete or disparage.
Subsequent to the original issuance of our financial statements, the market price of digital assets and our market capitalization has declined. As a result of these declines, we anticipate recording an operating charge for goodwill impairment in excess of $800 million in the three and six months ended June 30, 2022. The final charge related to the goodwill impairment in the three and six months ended June 30, 2022 could differ materially from this preliminary estimate.